SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K
                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported) March 26, 1997

                  DUNES HOTELS AND CASINOS INC.
(Exact name of registrant as specified in charter)

                            New York
(State or other jurisdiction of incorporation)

       1-4385                              11-1687244
(Commission File Number)        (IRS Employer Identification No.)

4045 South Spencer St., Ste. 206, Las Vegas, Nevada      89119
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (702) 732-7474

                        Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     The Company previously reported the matter known as FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), ET AL, V. JOHN B. ANDERSON, ET AL., United States District Court, District of Nevada, Case No., CV-S-95-00679-PMP (LRL). Mr. Anderson, through his ownership of Cedar Development Co., the parent of Baby Grand Corp. and J.B.A. Investments, Inc., owns approximately 4,280,756 shares or 67.2% of the outstanding voting shares of the Company. On March 26, 1997, the Company received a copy of a letter to Baby Grand Corp. from the FDIC which stated, among other things, that all rights pertaining to the Pledged Collateral, including the Pledged Dunes Shares, shall hereby cease, and all such rights are hereby vested in the FDIC, who shall hereby have the sole right to exercise such voting and other consensual rights and to receive such dividends, distributions and other interest payments with respect to the Pledged Collateral, including the Pledged Dunes Shares (Baby Grand Corp. owns approximately 1,280,756 shares or 20.1% of the outstanding voting shares of the Company). On March 26, 1997, the Company received a copy of a letter to J.B.A. Investments, Inc. from the FDIC which stated, among other things, that all rights of JBA to exercise the voting and other consensual rights pertaining to the Pledged Collateral, including the Pledged Dunes Shares, which it would otherwise be entitled to exercise, and to receive the dividends, distributions and interest payments which it would otherwise be authorized to receive shall cease, and all such rights shall thereupon become vested in the FDIC, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive such dividends, distributions and interest payments (J.B.A. Investments, Inc. owns 3,000,000 shares or 47.1% of the outstanding voting shares of the Company.

     On April 2, 1997, the Company received copies of letters dated March 28, 1997, in which John B. Anderson on behalf of himself, Cedar Development Co., Baby Grand Corp. and J.B.A. Investments, Inc., advised the FDIC that they disagreed with the FDIC's contention that the FDIC holds the right to assert voting control over the Pledged Dunes Shares, as well as certain other pledged shares, and that the Anderson entities would continue to conduct their business, including ownership of the Pledged Dunes Shares, as they deemed appropriate under the circumstances.

     Depending on a resolution of the foregoing, should the FDIC successfully assert voting rights over the Pledged Dunes Shares, there will be a change in control of the Company. The Company cannot predict the outcome of the foregoing at this time.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

EXHIBIT NO.              DESCRIPTION

10.01          Letter dated March 18, 1997, to Baby Grand Corp.,
               160 E. Flamingo Road, Las Vegas, Nevada 89109, Re:
               Pledged Shares of Dunes Hotels and Casinos Inc.

10.02 Letter dated March 18, 1997, to J.B.A. Investments, Inc., c/o John B. Anderson, Anderson Farms, Mace Blvd. and Road 32A, Davis, California 95616, Re:
               Pledged Shares of Dunes Hotels and Casinos Inc.

10.03          Letter dated March 28, 1997, to Federal Deposit
               Insurance Corporation from Baby Grand Corp., Re:
               Pledged Shares of Dunes Hotels and Casinos Inc.

10.04          Letter dated March 28, 1997, to Federal Deposit
               Insurance Corporation from Cedar Development Co.,
               Re: Pledged Shares of Baby Grand Corp.

10.05          Letter dated March 28, 1997 to Federal Deposit
               Insurance Corporation from John B. Anderson, Re:
               Pledged Shares of Cedar Development Co.

10.06          Letter dated March 28, 1997, to Federal Deposit
               Insurance Corporation from JBA Investments, Inc.,
               Re: Pledged Shares of Dunes Hotels and Casinos Inc.






                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DUNES HOTELS AND CASINOS INC.
                                           (Registrant)



Dated:  April 9, 1997              By:  /s/ James H. Dale
                                        James H. Dale, Treasurer